UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2007

CYMER, INC.

(Exact name of registrant as specified in its charter)

NEVADA (State or jurisdiction of incorporation)	0-21321 (Commission File Number)	33-0175463 (I.R.S. Employer Identification No.)

17075 THORNMINT COURT

SAN DIEGO, CALIFORNIA 92127

(Address of principal executive offices)

(858) 385-7300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 24, 2007, we disclosed unaudited financial information for the first quarter of 2007, in the press release attached hereto as Exhibit 99.1.

We report our financial results in accordance with GAAP. We also provide investors with information on our “free cash flow” for our reporting periods, which is a non-GAAP financial measure calculated as the net cash provided by operating activities less our acquisition of property, equipment and patent licenses during the period. This non-GAAP financial measure is not in accordance with, nor is it a substitute for, the GAAP measure of cash flow from operating activities. We use free cash flow to evaluate and manage our operations. We provide this information to investors to allow for the performance of additional financial analysis and because it is consistent with the financial models and estimates published by analysts who follow us.

The information in this Item and Exhibit 99.1 are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Item and Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 8.01. Other Events.

Our Board of Directors has authorized us to repurchase up to $300,000,000 of our common stock.  The purchases will be made from time to time in the open market or in privately negotiated transactions.  The program, which replaces the company’s previous stock repurchase program, may be discontinued at any time.

Forward Looking Statements

Statements in this Current Report that are not strictly historical in nature are forward-looking statements.  These statements include, but are not limited to, statements concerning our stock repurchase program.  These statements are only predictions based on current information and expectations and involve a number of risks and uncertainties.  Actual events or results may differ materially from those projected in any of such statements due to various factors, including but not limited to: the unpredictability and volatility of the price of our common stock; the performance and conditions in the United States and world financial markets; the policies and actions of the United States and other governments; and the general political, economic and business conditions in the United States and elsewhere.  For a discussion of these and other factors which may cause our actual events or results to differ from those projected, please refer to the company’s most recent annual report on Form 10-K as well as subsequent filings with the Securities and Exchange Commission.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report.  All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated April 24, 2007.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYMER, INC.

	By:	/s/ Nancy J. Baker
Date: April 24, 2007		Nancy J. Baker
Senior Vice President and Chief
Financial Officer

INDEX TO EXHIBITS

99.1	Press Release dated April 24, 2007.